Exhibit 99.4

GAAP LINE OF BUSINESS SUPPLEMENT
HISTORICAL INFORMATION
MARCH 2023 THROUGH MARCH 2025

TABLE OF CONTENTS

Page
General Liability	3
Commercial Automobile	4
Commercial Property	5
Workers Compensation	6
Businessowners’ Policies (BOP)	7
Bonds	8
Commercial Other	9
Total Standard Commercial Lines	10

Personal Automobile	11
Personal Homeowners	12
Personal Other	13
Total Standard Personal Lines	14

E&S Casualty......................................................................................................................................................	15
E&S Property	16
Total Excess & Surplus Lines	17

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GENERAL LIABILITY
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$333.9	$265.0	$290.7	$320.0	$307.4	$248.2	$273.9	$292.8	$272.1
Net premiums earned	294.7	285.3	286.6	280.1	273.4	261.0	261.6	254.5	243.3
Underwriting income (loss)	(15.9)	(113.7)	13.3	(166.1)	(29.4)	(23.3)	34.3	32.6	27.1

Loss and loss expense ratio	72.5%	108.7%	64.6%	128.5%	78.8%	77.4%	55.8%	55.8%	56.0%
Underwriting expense ratio	32.9	31.1	30.7	30.8	31.7	31.4	31.0	31.4	32.8
Dividend ratio	—	—	—	—	0.3	0.1	0.1	—	0.1
Combined ratio	105.4%	139.8%	95.3%	159.3%	110.8%	108.9%	86.9%	87.2%	88.9%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	35.0	—	59.3	18.3	21.1	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	105.4%	104.8%	95.3%	100.0%	92.5%	87.8%	86.9%	87.2%	88.9%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$333.9	$1,183.2	$918.1	$627.4	$307.4	$1,087.1	$838.9	$565.0	$272.1
Net premiums earned	294.7	1,125.5	840.2	553.5	273.4	1,020.4	759.4	497.9	243.3
Underwriting income (loss)	(15.9)	(295.9)	(182.2)	(195.6)	(29.4)	70.8	94.1	59.8	27.1

Loss and loss expense ratio	72.5%	95.1%	90.5%	103.9%	78.8%	61.4%	55.9%	55.9%	56.0%
Underwriting expense ratio	32.9	31.1	31.1	31.2	31.7	31.6	31.7	32.1	32.8
Dividend ratio	—	0.1	0.1	0.2	0.3	0.1	—	—	0.1
Combined ratio	105.4%	126.3%	121.7%	135.3%	110.8%	93.1%	87.6%	88.0%	88.9%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	28.1	25.7	39.0	18.3	5.4	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	105.4%	98.2%	96.0%	96.3%	92.5%	87.7%	87.6%	88.0%	88.9%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
COMMERCIAL AUTOMOBILE
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$312.7	$257.3	$281.3	$297.3	$285.6	$226.8	$252.7	$257.3	$240.2
Net premiums earned	283.6	276.8	269.0	260.7	251.7	239.1	234.6	225.1	217.4
Underwriting income (loss)	7.6	9.3	(5.9)	(1.2)	0.3	(5.5)	(12.3)	(4.2)	(11.7)

Loss and loss expense ratio	66.6%	67.7%	73.4%	71.2%	69.7%	73.1%	75.7%	72.3%	74.3%
Underwriting expense ratio	30.7	28.9	28.8	29.3	29.9	29.0	29.6	29.6	31.0
Dividend ratio	—	—	—	—	0.3	0.2	—	—	0.1
Combined ratio	97.3%	96.6%	102.2%	100.5%	99.9%	102.3%	105.3%	101.9%	105.4%

Net catastrophe losses	0.5%	0.8%	0.9%	1.0%	0.6%	0.4%	0.9%	0.8%	0.1%
(Favorable) unfavorable prior year casualty reserve development	—	—	3.7	3.8	—	—	1.7	—	—
Combined ratio before net catastrophe losses and prior year casualty development	96.8%	95.8%	97.6%	95.7%	99.3%	101.9%	102.7%	101.1%	105.3%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$312.7	$1,121.5	$864.2	$582.9	$285.6	$976.9	$750.1	$497.4	$240.2
Net premiums earned	283.6	1,058.2	781.4	512.4	251.7	916.1	677.1	442.4	217.4
Underwriting income (loss)	7.6	2.5	(6.8)	(0.9)	0.3	(33.7)	(28.3)	(15.9)	(11.7)

Loss and loss expense ratio	66.6%	70.5%	71.5%	70.4%	69.7%	73.8%	74.2%	73.3%	74.3%
Underwriting expense ratio	30.7	29.2	29.3	29.6	29.9	29.8	30.0	30.3	31.0
Dividend ratio	—	0.1	0.1	0.2	0.3	0.1	—	—	0.1
Combined ratio	97.3%	99.8%	100.9%	100.2%	99.9%	103.7%	104.2%	103.6%	105.4%

Net catastrophe losses	0.5%	0.8%	0.8%	0.8%	0.6%	0.5%	0.6%	0.5%	0.1%
(Favorable) unfavorable prior year casualty reserve development	—	1.9	2.6	2.0	—	0.4	0.6	—	—
Combined ratio before net catastrophe losses and prior year casualty development	96.8%	97.1%	97.5%	97.4%	99.3%	102.8%	103.0%	103.1%	105.3%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
COMMERCIAL PROPERTY
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$196.3	$174.6	$194.9	$195.4	$174.5	$154.9	$174.6	$167.7	$151.6
Net premiums earned	186.5	180.6	174.9	168.5	161.6	157.1	152.5	141.3	135.3
Underwriting income (loss)	30.0	74.9	(28.1)	(3.0)	9.6	24.1	1.0	(24.4)	10.1

Loss and loss expense ratio	49.8%	23.6%	80.0%	67.4%	59.0%	48.9%	63.3%	80.4%	55.1%
Underwriting expense ratio	34.1	34.8	36.0	34.4	34.6	35.4	36.0	36.9	37.3
Dividend ratio	—	0.1	0.1	—	0.5	0.3	0.1	—	0.2
Combined ratio	83.9%	58.5%	116.1%	101.8%	94.1%	84.6%	99.4%	117.3%	92.6%

Net catastrophe losses	8.8%	(12.0)%	53.6%	24.6%	20.3%	8.8%	19.8%	39.7%	20.5%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	75.1%	70.5%	62.5%	77.2%	73.8%	75.8%	79.6%	77.6%	72.1%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$196.3	$739.5	$564.9	$370.0	$174.5	$648.8	$493.8	$319.3	$151.6
Net premiums earned	186.5	685.6	504.9	330.1	161.6	586.3	429.1	276.6	135.3
Underwriting income (loss)	30.0	53.3	(21.6)	6.5	9.6	10.8	(13.4)	(14.3)	10.1

Loss and loss expense ratio	49.8%	57.0%	69.1%	63.2%	59.0%	61.6%	66.3%	68.0%	55.1%
Underwriting expense ratio	34.1	35.0	35.0	34.5	34.6	36.4	36.7	37.1	37.3
Dividend ratio	—	0.2	0.2	0.3	0.5	0.2	0.1	0.1	0.2
Combined ratio	83.9%	92.2%	104.3%	98.0%	94.1%	98.2%	103.1%	105.2%	92.6%

Net catastrophe losses	8.8%	21.3%	33.3%	22.5%	20.3%	21.8%	26.6%	30.3%	20.5%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	75.1%	70.9%	71.0%	75.5%	73.8%	76.4%	76.5%	74.9%	72.1%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
WORKERS COMPENSATION
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$86.1	$66.1	$70.9	$84.9	$98.8	$73.5	$75.6	$95.6	$93.4
Net premiums earned	79.0	76.3	81.3	82.3	87.8	79.1	81.7	88.7	84.2
Underwriting income (loss)	(4.7)	27.5	8.2	3.9	18.2	54.3	13.9	12.6	14.6

Loss and loss expense ratio	77.8%	37.1%	63.0%	69.5%	52.2%	3.7%	56.7%	58.2%	54.0%
Underwriting expense ratio	27.1	26.3	25.5	24.8	26.2	27.1	25.2	25.6	27.4
Dividend ratio	1.0	0.6	1.4	1.0	0.9	0.5	1.1	2.0	1.3
Combined ratio	105.9%	64.0%	89.9%	95.3%	79.3%	31.3%	83.0%	85.8%	82.7%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	(32.7)	(6.2)	—	(17.1)	(63.2)	(8.6)	(8.5)	(11.9)
Combined ratio before net catastrophe losses and prior year casualty development	105.9%	96.7%	96.1%	95.3%	96.4%	94.5%	91.6%	94.3%	94.6%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$86.1	$320.6	$254.5	$183.6	$98.8	$338.1	$264.6	$189.0	$93.4
Net premiums earned	79.0	327.7	251.4	170.1	87.8	333.7	254.6	172.9	84.2
Underwriting income (loss)	(4.7)	57.7	30.2	22.1	18.2	95.4	41.1	27.2	14.6

Loss and loss expense ratio	77.8%	55.7%	61.4%	60.5%	52.2%	43.9%	56.3%	56.1%	54.0%
Underwriting expense ratio	27.1	25.7	25.5	25.5	26.2	26.3	26.1	26.5	27.4
Dividend ratio	1.0	1.0	1.1	1.0	0.9	1.2	1.5	1.7	1.3
Combined ratio	105.9%	82.4%	88.0%	87.0%	79.3%	71.4%	83.9%	84.3%	82.7%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	(13.7)	(8.0)	(8.8)	(17.1)	(22.3)	(9.6)	(10.1)	(11.9)
Combined ratio before net catastrophe losses and prior year casualty development	105.9%	96.1%	96.0%	95.8%	96.4%	93.7%	93.5%	94.4%	94.6%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
BUSINESSOWNERS’ POLICIES (BOP)
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$51.0	$50.2	$44.9	$43.3	$44.7	$42.7	$37.9	$35.7	$36.6
Net premiums earned	46.9	44.7	43.1	41.6	39.9	37.0	36.0	34.4	33.2
Underwriting income (loss)	10.1	(6.2)	8.8	(0.1)	5.4	(0.6)	(1.3)	(0.3)	(6.3)

Loss and loss expense ratio	44.0%	76.6%	45.2%	68.6%	51.9%	62.9%	68.4%	67.0%	80.3%
Underwriting expense ratio	34.5	37.3	34.3	31.6	34.5	38.7	35.2	33.7	38.6
Dividend ratio	—	—	—	—	—	—	—	—	—
Combined ratio	78.5%	113.9%	79.5%	100.2%	86.4%	101.6%	103.6%	100.7%	118.9%

Net catastrophe losses	4.2%	25.1%	10.2%	16.1%	10.6%	4.1%	12.2%	13.3%	21.7%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	74.3%	88.8%	69.3%	84.1%	75.8%	97.5%	91.4%	87.4%	97.2%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$51.0	$183.0	$132.9	$88.0	$44.7	$152.9	$110.2	$72.3	$36.6
Net premiums earned	46.9	169.3	124.7	81.6	39.9	140.5	103.6	67.6	33.2
Underwriting income (loss)	10.1	8.0	14.2	5.4	5.4	(8.4)	(7.8)	(6.5)	(6.3)

Loss and loss expense ratio	44.0%	60.8%	55.1%	60.3%	51.9%	69.5%	71.8%	73.6%	80.3%
Underwriting expense ratio	34.5	34.5	33.5	33.1	34.5	36.5	35.8	36.1	38.6
Dividend ratio	—	—	—	—	—	—	—	—	—
Combined ratio	78.5%	95.3%	88.6%	93.4%	86.4%	106.0%	107.6%	109.7%	118.9%

Net catastrophe losses	4.2%	15.7%	12.3%	13.4%	10.6%	12.6%	15.6%	17.4%	21.7%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	74.3%	79.6%	76.3%	80.0%	75.8%	93.4%	92.0%	92.3%	97.2%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
BONDS
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$14.4	$12.2	$13.2	$13.9	$12.4	$10.7	$11.4	$13.4	$11.8
Net premiums earned	13.3	12.7	12.5	12.5	12.1	11.5	11.7	11.6	11.4
Underwriting income (loss)	1.7	2.2	6.8	2.0	2.1	1.9	2.4	2.1	2.0

Loss and loss expense ratio	28.9%	27.3%	(12.7)%	27.2%	27.6%	25.6%	24.7%	24.4%	24.8%
Underwriting expense ratio	58.2	55.3	58.1	56.8	55.2	57.6	54.9	57.6	57.4
Dividend ratio	—	—	—	—	—	—	—	—	—
Combined ratio	87.1%	82.6%	45.4%	84.0%	82.8%	83.2%	79.6%	82.0%	82.2%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	—	(40.0)	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	87.1%	82.6%	85.4%	84.0%	82.8%	83.2%	79.6%	82.0%	82.2%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$14.4	$51.7	$39.5	$26.4	$12.4	$47.4	$36.6	$25.2	$11.8
Net premiums earned	13.3	49.7	37.1	24.6	12.1	46.2	34.7	23.0	11.4
Underwriting income (loss)	1.7	13.1	10.9	4.1	2.1	8.4	6.5	4.1	2.0

Loss and loss expense ratio	28.9%	17.4%	13.9%	27.4%	27.6%	24.9%	24.7%	24.6%	24.8%
Underwriting expense ratio	58.2	56.3	56.7	56.0	55.2	56.9	56.6	57.5	57.4
Dividend ratio	—	—	—	—	—	—	—	—	—
Combined ratio	87.1%	73.7%	70.6%	83.4%	82.8%	81.8%	81.3%	82.1%	82.2%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	(10.1)	(13.5)	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	87.1%	83.8%	84.1%	83.4%	82.8%	81.8%	81.3%	82.1%	82.2%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
COMMERCIAL OTHER
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$8.9	$8.0	$8.0	$8.4	$8.2	$7.4	$7.6	$7.7	$7.6
Net premiums earned	8.2	8.1	7.9	7.8	7.6	7.4	7.3	7.0	6.9
Underwriting income (loss)	4.1	4.1	4.2	3.7	4.3	3.8	3.4	3.7	3.1

Loss and loss expense ratio	3.2%	(0.5)%	(0.2)%	1.2%	0.7%	(0.5)%	0.2%	0.1%	(0.3)%
Underwriting expense ratio	47.4	49.3	47.4	51.9	43.4	48.7	52.6	47.4	54.6
Dividend ratio	(0.1)	0.1	—	—	(0.1)	0.2	—	—	0.1
Combined ratio	50.5%	48.9%	47.2%	53.1%	44.0%	48.4%	52.8%	47.5%	54.4%

Net catastrophe losses	—%	—%	—%	0.1%	—%	—%	—%	0.1%	—%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	50.5%	48.9%	47.2%	53.0%	44.0%	48.4%	52.8%	47.4%	54.4%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$8.9	$32.6	$24.6	$16.6	$8.2	$30.2	$22.8	$15.2	$7.6
Net premiums earned	8.2	31.5	23.4	15.4	7.6	28.6	21.1	13.9	6.9
Underwriting income (loss)	4.1	16.3	12.1	7.9	4.3	14.1	10.2	6.8	3.1

Loss and loss expense ratio	3.2%	0.3%	0.5%	0.9%	0.7%	(0.1)%	0.1%	—%	(0.3)%
Underwriting expense ratio	47.4	48.0	47.6	47.7	43.4	50.8	51.5	50.9	54.6
Dividend ratio	(0.1)	—	—	—	(0.1)	0.1	—	—	0.1
Combined ratio	50.5%	48.3%	48.1%	48.6%	44.0%	50.8%	51.6%	50.9%	54.4%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	50.5%	48.3%	48.1%	48.6%	44.0%	50.8%	51.6%	50.9%	54.4%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

TOTAL STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$1,003.2	$833.4	$903.9	$963.1	$931.7	$764.3	$833.6	$870.1	$813.3
Net premiums earned	912.2	884.6	875.4	853.5	834.1	792.1	785.3	762.7	731.6
Underwriting income (loss)	32.9	(1.8)	7.3	(160.9)	10.4	54.9	41.3	22.1	38.9

Loss and loss expense ratio	63.8%	68.5%	67.6%	87.6%	66.7%	61.0%	62.8%	65.0%	61.2%
Underwriting expense ratio	32.5	31.6	31.4	31.1	31.7	31.9	31.7	31.9	33.3
Dividend ratio	0.1	0.1	0.2	0.1	0.4	0.2	0.2	0.2	0.2
Combined ratio	96.4%	100.2%	99.2%	118.8%	98.8%	93.1%	94.7%	97.1%	94.7%

Net catastrophe losses	2.2%	(0.9)%	11.5%	6.0%	4.6%	2.0%	4.7%	8.2%	4.8%
(Favorable) unfavorable prior year casualty reserve development	—	8.5	—	20.6	4.2	0.6	(0.4)	(1.0)	(1.4)
Combined ratio before net catastrophe losses and prior year casualty development	94.2%	92.6%	87.7%	92.2%	90.0%	90.5%	90.4%	89.9%	91.3%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$1,003.2	$3,632.1	$2,798.7	$1,894.8	$931.7	$3,281.3	$2,517.0	$1,683.5	$813.3
Net premiums earned	912.2	3,447.6	2,563.0	1,687.6	834.1	3,071.8	2,279.7	1,494.3	731.6
Underwriting income (loss)	32.9	(145.0)	(143.2)	(150.5)	10.4	157.3	102.4	61.1	38.9

Loss and loss expense ratio	63.8%	72.5%	74.0%	77.2%	66.7%	62.5%	63.0%	63.1%	61.2%
Underwriting expense ratio	32.5	31.5	31.4	31.4	31.7	32.2	32.3	32.6	33.3
Dividend ratio	0.1	0.2	0.2	0.3	0.4	0.2	0.2	0.2	0.2
Combined ratio	96.4%	104.2%	105.6%	108.9%	98.8%	94.9%	95.5%	95.9%	94.7%

Net catastrophe losses	2.2%	5.3%	7.4%	5.3%	4.6%	4.9%	5.9%	6.5%	4.8%
(Favorable) unfavorable prior year casualty reserve development	—	8.3	8.2	12.5	4.2	(0.5)	(0.9)	(1.2)	(1.4)
Combined ratio before net catastrophe losses and prior year casualty development	94.2%	90.6%	90.0%	91.1%	90.0%	90.5%	90.5%	90.6%	91.3%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
PERSONAL AUTOMOBILE
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$45.3	$50.3	$54.1	$59.6	$55.0	$56.6	$59.5	$59.9	$49.0
Net premiums earned	53.0	55.0	56.6	57.5	57.0	55.0	51.9	48.2	44.9
Underwriting income (loss)	(5.9)	(10.8)	(3.4)	(6.3)	(11.5)	(18.9)	(14.0)	(11.3)	(7.8)

Loss and loss expense ratio	85.1%	94.3%	81.2%	86.6%	94.2%	107.4%	100.1%	94.8%	87.3%
Underwriting expense ratio	26.1	25.4	24.9	24.3	26.0	27.1	26.8	28.6	30.1
Combined ratio	111.2%	119.7%	106.1%	110.9%	120.2%	134.5%	126.9%	123.4%	117.4%

Net catastrophe losses	0.2%	1.7%	2.5%	4.1%	1.2%	1.8%	3.4%	2.5%	(0.4)%
(Favorable) unfavorable prior year casualty reserve development	9.4	9.1	—	—	8.8	9.1	5.8	8.3	4.5
Combined ratio before net catastrophe losses and prior year casualty development	101.6%	108.9%	103.6%	106.8%	110.2%	123.6%	117.7%	112.6%	113.3%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$45.3	$219.0	$168.7	$114.6	$55.0	$224.9	$168.3	$108.8	$49.0
Net premiums earned	53.0	226.1	171.1	114.5	57.0	200.0	145.1	93.1	44.9
Underwriting income (loss)	(5.9)	(32.1)	(21.2)	(17.8)	(11.5)	(52.0)	(33.0)	(19.1)	(7.8)

Loss and loss expense ratio	85.1%	89.1%	87.3%	90.4%	94.2%	97.9%	94.4%	91.2%	87.3%
Underwriting expense ratio	26.1	25.1	25.1	25.1	26.0	28.1	28.4	29.3	30.1
Combined ratio	111.2%	114.2%	112.4%	115.5%	120.2%	126.0%	122.8%	120.5%	117.4%

Net catastrophe losses	0.2%	2.4%	2.6%	2.6%	1.2%	1.9%	1.9%	1.1%	(0.4)%
(Favorable) unfavorable prior year casualty reserve development	9.4	4.4	2.9	4.4	8.8	7.0	6.2	6.4	4.5
Combined ratio before net catastrophe losses and prior year casualty development	101.6%	107.4%	106.9%	108.5%	110.2%	117.1%	114.7%	113.0%	113.3%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
HOMEOWNERS
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$39.8	$49.4	$53.0	$53.4	$42.2	$46.7	$50.0	$46.5	$34.3
Net premiums earned	47.9	48.2	47.3	46.1	44.1	42.7	40.2	36.9	35.0
Underwriting income (loss)	3.4	13.4	(29.0)	(17.7)	1.6	(1.8)	(17.6)	(16.0)	(8.9)

Loss and loss expense ratio	65.0%	43.8%	132.9%	110.9%	68.2%	75.6%	116.1%	113.4%	95.7%
Underwriting expense ratio	27.8	28.4	28.4	27.5	28.2	28.7	27.7	29.8	29.7
Combined ratio	92.8%	72.2%	161.3%	138.4%	96.4%	104.3%	143.8%	143.2%	125.4%

Net catastrophe losses	14.6%	0.2%	85.2%	50.0%	25.3%	19.0%	56.2%	54.1%	42.3%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	(11.3)	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	78.2%	72.0%	76.1%	88.4%	82.4%	85.3%	87.6%	89.1%	83.1%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$39.8	$197.9	$148.5	$95.6	$42.2	$177.6	$130.8	$80.8	$34.3
Net premiums earned	47.9	185.7	137.4	90.2	44.1	154.8	112.1	71.9	35.0
Underwriting income (loss)	3.4	(31.7)	(45.1)	(16.1)	1.6	(44.3)	(42.5)	(24.8)	(8.9)

Loss and loss expense ratio	65.0%	89.0%	104.8%	90.0%	68.2%	99.7%	108.9%	104.7%	95.7%
Underwriting expense ratio	27.8	28.1	28.0	27.8	28.2	28.9	29.0	29.8	29.7
Combined ratio	92.8%	117.1%	132.8%	117.8%	96.4%	128.6%	137.9%	134.5%	125.4%

Net catastrophe losses	14.6%	40.2%	54.2%	37.9%	25.3%	42.3%	51.2%	48.3%	42.3%
(Favorable) unfavorable prior year casualty reserve development	—	(2.7)	(3.6)	(5.5)	(11.3)	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	78.2%	79.6%	82.2%	85.4%	82.4%	86.3%	86.7%	86.2%	83.1%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
PERSONAL OTHER
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$2.4	$4.0	$3.9	$3.2	$2.8	$3.7	$3.7	$2.7	$2.0
Net premiums earned	2.7	3.9	3.7	2.8	2.8	3.3	3.1	2.0	1.9
Underwriting income (loss)	4.5	6.4	8.6	4.7	4.6	3.8	5.5	4.2	3.6

Loss and loss expense ratio	15.5%	(7.9)%	(70.0)%	17.8%	20.0%	37.0%	28.7%	21.6%	23.8%
Underwriting expense ratio	(80.3)	(57.2)	(64.7)	(82.6)	(85.9)	(51.1)	(106.0)	(125.9)	(110.6)
Combined ratio	(64.8)%	(65.1)%	(134.7)%	(64.8)%	(65.9)%	(14.1)%	(77.3)%	(104.3)%	(86.8)%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	(64.8)%	(65.1)%	(134.7)%	(64.8)%	(65.9)%	(14.1)%	(77.3)%	(104.3)%	(86.8)%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$2.4	$13.8	$9.8	$5.9	$2.8	$12.1	$8.4	$4.7	$2.0
Net premiums earned	2.7	13.1	9.3	5.6	2.8	10.4	7.1	4.0	1.9
Underwriting income (loss)	4.5	24.2	17.9	9.3	4.6	17.0	13.3	7.8	3.6

Loss and loss expense ratio	15.5%	(13.9)%	(16.3)%	18.9%	20.0%	28.9%	25.3%	22.6%	23.8%
Underwriting expense ratio	(80.3)	(70.8)	(76.5)	(84.2)	(85.9)	(93.3)	(113.0)	(118.4)	(110.6)
Combined ratio	(64.8)%	(84.7)%	(92.8)%	(65.3)%	(65.9)%	(64.4)%	(87.7)%	(95.8)%	(86.8)%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	(64.8)%	(84.7)%	(92.8)%	(65.3)%	(65.9)%	(64.4)%	(87.7)%	(95.8)%	(86.8)%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

TOTAL STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$87.5	$103.6	$111.0	$116.1	$99.9	$107.0	$113.2	$109.1	$85.3
Net premiums earned	103.7	107.1	107.5	106.4	103.8	101.0	95.2	87.2	81.9
Underwriting income (loss)	2.0	8.9	(23.8)	(19.3)	(5.3)	(17.0)	(26.1)	(23.1)	(13.1)

Loss and loss expense ratio	73.9%	67.9%	98.7%	95.3%	81.2%	91.7%	104.5%	101.0%	89.4%
Underwriting expense ratio	24.1	23.8	23.4	22.8	23.9	25.2	22.9	25.5	26.6
Combined ratio	98.0%	91.7%	122.1%	118.1%	105.1%	116.9%	127.4%	126.5%	116.0%

Net catastrophe losses	6.9%	1.0%	38.8%	23.9%	11.4%	9.1%	25.6%	24.3%	17.9%
(Favorable) unfavorable prior year casualty reserve development	4.8	4.7	—	—	—	5.0	3.2	4.6	2.4
Combined ratio before net catastrophe losses and prior year casualty development	86.3%	86.0%	83.3%	94.2%	93.7%	102.8%	98.6%	97.6%	95.7%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$87.5	$430.7	$327.1	$216.1	$99.9	$414.6	$307.5	$194.4	$85.3
Net premiums earned	103.7	424.9	317.8	210.3	103.8	365.2	264.2	169.0	81.9
Underwriting income (loss)	2.0	(39.5)	(48.4)	(24.6)	(5.3)	(79.3)	(62.2)	(36.1)	(13.1)

Loss and loss expense ratio	73.9%	85.8%	91.8%	88.3%	81.2%	96.7%	98.7%	95.4%	89.4%
Underwriting expense ratio	24.1	23.5	23.4	23.4	23.9	25.0	24.9	26.0	26.6
Combined ratio	98.0%	109.3%	115.2%	111.7%	105.1%	121.7%	123.6%	121.4%	116.0%

Net catastrophe losses	6.9%	18.8%	24.8%	17.7%	11.4%	19.0%	22.8%	21.2%	17.9%
(Favorable) unfavorable prior year casualty reserve development	4.8	1.2	—	—	—	3.8	3.4	3.5	2.4
Combined ratio before net catastrophe losses and prior year casualty development	86.3%	89.3%	90.4%	94.0%	93.7%	98.9%	97.4%	96.7%	95.7%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS
CASUALTY
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$90.7	$88.8	$83.3	$86.6	$77.1	$73.7	$69.8	$68.3	$68.7
Net premiums earned	85.1	84.9	77.5	73.9	71.6	70.5	67.7	62.2	60.8
Underwriting income (loss)	(0.4)	(17.8)	4.6	4.4	4.5	6.5	5.1	3.7	8.8

Loss and loss expense ratio	68.3%	91.5%	62.4%	62.6%	62.7%	61.1%	61.4%	61.6%	53.3%
Underwriting expense ratio	32.2	29.5	31.7	31.4	31.0	29.6	31.1	32.4	32.3
Combined ratio	100.5%	121.0%	94.1%	94.0%	93.7%	90.7%	92.5%	94.0%	85.6%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	23.6	—	—	—	—	—	—	(8.2)
Combined ratio before net catastrophe losses and prior year casualty development	100.5%	97.4%	94.1%	94.0%	93.7%	90.7%	92.5%	94.0%	93.8%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$90.7	$335.9	$247.0	$163.7	$77.1	$280.6	$206.9	$137.0	$68.7
Net premiums earned	85.1	307.9	223.0	145.5	71.6	261.1	190.7	123.0	60.8
Underwriting income (loss)	(0.4)	(4.3)	13.5	8.9	4.5	24.1	17.6	12.5	8.8

Loss and loss expense ratio	68.3%	70.6%	62.6%	62.7%	62.7%	59.5%	58.9%	57.5%	53.3%
Underwriting expense ratio	32.2	30.8	31.4	31.2	31.0	31.3	31.9	32.3	32.3
Combined ratio	100.5%	101.4%	94.0%	93.9%	93.7%	90.8%	90.8%	89.8%	85.6%

Net catastrophe losses	—%	—%	—%	—%	—%	—%	—%	—%	—%
(Favorable) unfavorable prior year casualty reserve development	—	6.5	—	—	—	(1.9)	(2.6)	(4.1)	(8.2)
Combined ratio before net catastrophe losses and prior year casualty development	100.5%	94.9%	94.0%	93.9%	93.7%	92.7%	93.4%	93.9%	93.8%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS
PROPERTY
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$59.0	$63.8	$59.3	$60.3	$47.9	$46.5	$41.8	$37.3	$32.5
Net premiums earned	57.8	56.4	51.9	46.4	41.4	37.6	33.7	30.1	28.0
Underwriting income (loss)	11.1	27.5	17.2	2.1	9.5	19.2	11.3	(4.3)	4.6

Loss and loss expense ratio	51.6%	21.9%	37.8%	64.4%	46.4%	17.6%	32.9%	80.8%	51.8%
Underwriting expense ratio	29.1	29.4	29.1	31.1	30.7	31.4	33.7	33.6	31.9
Combined ratio	80.7%	51.3%	66.9%	95.5%	77.1%	49.0%	66.6%	114.4%	83.7%

Net catastrophe losses	28.4%	(5.1)%	12.9%	30.8%	11.9%	(1.9)%	10.5%	54.1%	19.9%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	52.3%	56.4%	54.0%	64.7%	65.2%	50.9%	56.1%	60.3%	63.8%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$59.0	$231.3	$167.5	$108.2	$47.9	$158.0	$111.6	$69.8	$32.5
Net premiums earned	57.8	196.1	139.6	87.8	41.4	129.5	91.9	58.2	28.0
Underwriting income (loss)	11.1	56.2	28.7	11.6	9.5	30.6	11.5	0.2	4.6

Loss and loss expense ratio	51.6%	41.3%	49.1%	55.9%	46.4%	43.7%	54.4%	66.8%	51.8%
Underwriting expense ratio	29.1	30.0	30.3	30.9	30.7	32.6	33.1	32.8	31.9
Combined ratio	80.7%	71.3%	79.4%	86.8%	77.1%	76.3%	87.5%	99.6%	83.7%

Net catastrophe losses	28.4%	11.7%	18.5%	21.9%	11.9%	19.1%	27.6%	37.6%	19.9%
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	52.3%	59.6%	60.9%	64.9%	65.2%	57.2%	59.9%	62.0%	63.8%

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

TOTAL EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter-Ended
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$149.7	$152.6	$142.7	$146.8	$125.0	$120.2	$111.6	$105.7	$101.2
Net premiums earned	142.9	141.3	129.3	120.3	113.0	108.1	101.4	92.3	88.9
Underwriting income (loss)	10.7	9.7	21.7	6.5	14.0	25.7	16.4	(0.6)	13.3

Loss and loss expense ratio	61.6%	63.6%	52.5%	63.3%	56.7%	45.9%	51.9%	67.9%	52.8%
Underwriting expense ratio	30.9	29.5	30.7	31.3	30.9	30.3	32.0	32.8	32.2
Combined ratio	92.5%	93.1%	83.2%	94.6%	87.6%	76.2%	83.9%	100.7%	85.0%

Net catastrophe losses	11.5%	(2.0)%	5.2%	11.9%	4.3%	(0.7)%	3.5%	17.6%	6.3%
(Favorable) unfavorable prior year casualty reserve development	—	14.2	—	—	—	—	—	—	(5.6)
Combined ratio before net catastrophe losses and prior year casualty development	81.0%	80.9%	78.0%	82.7%	83.3%	76.9%	80.4%	83.1%	84.3%

	Year-to-Date
	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31	Dec. 31	Sept. 30	June 30	Mar. 31
($ in millions)	2025	2024	2024	2024	2024	2023	2023	2023	2023
Net premiums written	$149.7	$567.2	$414.5	$271.9	$125.0	$438.6	$318.4	$206.8	$101.2
Net premiums earned	142.9	504.0	362.6	233.3	113.0	390.6	282.5	181.1	88.9
Underwriting income (loss)	10.7	51.9	42.2	20.5	14.0	54.8	29.1	12.7	13.3

Loss and loss expense ratio	61.6%	59.2%	57.5%	60.1%	56.7%	54.3%	57.4%	60.5%	52.8%
Underwriting expense ratio	30.9	30.5	30.9	31.1	30.9	31.7	32.3	32.5	32.2
Combined ratio	92.5%	89.7%	88.4%	91.2%	87.6%	86.0%	89.7%	93.0%	85.0%

Net catastrophe losses	11.5%	4.6%	7.1%	8.2%	4.3%	6.3%	9.0%	12.1%	6.3%
(Favorable) unfavorable prior year casualty reserve development	—	4.0	—	—	—	(1.3)	(1.8)	(2.8)	(5.6)
Combined ratio before net catastrophe losses and prior year casualty development	81.0%	81.1%	81.3%	83.0%	83.3%	81.0%	82.5%	83.7%	84.3%

Note: Amounts may not foot due to rounding.